UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2025
Date of Report (date of earliest event reported)
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760-2059
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On April 30, 2025, Cognex Corporation (the "Company") issued a news release to report its financial results for the quarter ended March 30, 2025. The release is furnished as Exhibit 99.1 hereto. The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer
On April 30, 2025, Robert Willett advised the Company that he will retire as Chief Executive Officer (“CEO”) of the Company, effective June 27, 2025 (the “Transition Date”).

The Company’s Board of Directors (the “Board”) determined that Matthew Moschner, who currently serves as the Company’s President and Chief Operating Officer, will succeed Mr. Willett as CEO and, in such capacity, as the “principal executive officer” of the Company. In connection with this transition, on April 30, 2025, the Board also authorized an increase to the number of directors on the Board from seven to eight and appointed Mr. Moschner as a director of the Company, effective as of the Transition Date. The Board appointed Mr. Moschner to serve a term as director expiring at the 2026 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Moschner’s qualifications for sitting on the Board include his experience in the machine vision industry, his executive leadership experience and his knowledge of the Company that he has acquired through his various roles and responsibilities.

To effect an orderly transition, the Company has entered into an agreement with Mr. Willett, effective April 30, 2025 (the “Transition Agreement”). Pursuant to the Transition Agreement, Mr. Willett will continue in his current capacity until the Transition Date. Thereafter, Mr. Willett intends to remain an employee of the Company as an at-will, non-executive advisor to Mr. Moschner (the “Continued Employment Period”). During the Continued Employment Period, Mr. Willett will report to Mr. Moschner, or the then-current CEO.

Prior to the Transition Date, Mr. Willett will continue to be paid his current salary and will remain eligible for all Company benefits for which he is currently entitled, including participation in the Company’s bonus plan on a pro-rata basis through the Transition Date. Although Mr. Willett will not receive any new equity awards, Mr. Willett’s current equity awards will continue to vest in accordance with their terms for so long as he remains a member of the Board. If Mr. Willett ceases to serve on the Board during the Continued Employment Period, Mr. Willett has agreed to forfeit any unvested equity awards outstanding at that time; however, Mr. Willett will be able to exercise vested stock options throughout the Continued Employment Period pursuant to the terms of the applicable stock option and incentive plans.

During the Continued Employment Period, Mr. Willett will receive an annual salary of $60,000 and remain eligible for continued health insurance coverage and other benefits generally available to non-executive employees (excluding participation in the Company’s bonus plan). In return, Mr. Willett has agreed to be available to Mr. Moschner, or the then-current CEO, to provide certain transitional and advisory assistance. During the Continued Employment Period and for a period of 18 months thereafter, Mr. Willett will remain subject to the terms of his existing employee invention, non-disclosure and non-competition agreement, which includes certain confidentiality, non-competition and non-solicitation covenants.

Mr. Moschner has served the Company in various roles of increasing responsibility since 2017. Following the Transition Date, Mr. Moschner’s annual base salary will increase from $500,000 to $600,000 and his target bonus will increase from $500,000 to $1,000,000, still with the opportunity to earn 0-250% of this amount based on Company performance and the achievement of individual performance goals. In addition, Mr. Moschner will receive a stock option grant with an economic value of approximately $3,000,000 on the grant date pursuant to the Company’s 2023 Stock Option and Incentive Plan that will vest in two equal installments on the fourth and fifth anniversaries of the grant date. Mr. Moschner will receive no additional compensation for his service on the Board. Mr. Moschner will enter into the Company’s standard indemnification agreement, which has been previously entered into with each of the Company’s directors, and the form of which has been filed by the Company with the Securities and Exchange Commission (the “SEC”).

There are no arrangements or understandings between Mr. Moschner and any other person required to be disclosed pursuant to Item 401(b) of Regulation S- K, no family relationships or directorships held by Mr. Moschner required to be disclosed pursuant to Item 401(d) of Regulation S-K, and no transactions or planned transactions between Mr. Moschner and the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. The other information required by Item

5.02(c)(2) of Form 8-K is incorporated by reference from Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2025.

Item 8.01 - Other Events
On April 30, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.08 per share. The dividend is payable on May 29, 2025, to all shareholders of record at the close of business on May 15, 2025.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	News release, dated April 30, 2025, by Cognex Corporation with respect to financial results for the quarter ended March 30, 2025 (furnished herewith)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of April, 2025.

COGNEX CORPORATION

By:	/s/ Dennis Fehr
Name:	Dennis Fehr
Title:	Senior Vice President of Finance and Chief Financial Officer